UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2014

Sagent Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-35144

Delaware	98-0536317
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1901 N. Roselle Road, Suite 700, Schaumburg, Illinois 60195

(Address of principal executive offices, including zip code)

(847) 908-1600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 12, 2014, Sagent Pharmaceuticals, Inc. (the “Company” or “we”) held our annual meeting of stockholders in Hoffman Estates, Illinois, at which four proposals were presented to the Company’s stockholders for consideration. The four proposals, each of which were described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 30, 2014 (the “Proxy Statement”), were: (1) to adopt and approve an amendment to our Certificate of Incorporation to declassify the Board of Directors and provide for the annual election of all directors, commencing with the 2016 Annual Meeting of Stockholders; (2) to elect as the Class III directors the nominees named in the Proxy Statement each to serve a one-year term (if Proposal 1 was approved) or a three-year term (if Proposal 1 was not approved), and until their successors are duly elected and qualified, subject to earlier resignation, removal or death; (3) to ratify the retention of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and (4) to hold an advisory vote to approve the compensation of the Company’s named executive officers. A total of 24,734,642 shares, or 77.62%, of our issued and outstanding shares of common stock as of April 16, 2014, were represented in person or by proxy at the annual meeting. The final results for each of the matters submitted to a stockholder vote at the annual meeting are as follows:

Proposal 1.

Our stockholders adopted and approved the amendment to our Certificate of Incorporation to declassify our Board of Directors and provide for the annual election of all directors, commencing with the 2016 Annual Meeting of Stockholders. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes

23,988,877	2,753	10,809	732,203

Proposal 2.

Our stockholders elected the Class III directors named below to serve a one-year term until our 2015 annual meeting of stockholders or until their successors have been duly elected and qualified, or until their earlier resignation, removal or death. The votes regarding this proposal were as follows:

	For	Against	Abstain	Broker Non-Votes

Robert Flanagan	23,950,938	0	51,501	732,203

Frank Kung	23,871,905	0	130,534	732,203

Proposal 3.

Our stockholders ratified the retention of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. The votes regarding this proposal were as follows:

For	Against	Abstain

24,679,917	43,891	10,834

Proposal 4.

Our stockholders approved, in an advisory vote, the compensation of our named executive officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes

23,791,963	199,017	11,459	732,203

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGENT PHARMACEUTICALS, INC.

Date: June 13, 2014		/S/ MICHAEL LOGERFO
	Name:	Michael Logerfo
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary